UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT 1 to

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2012

RAINBOW INTERNATIONAL, CORP.

 (Exact name of registrant as specified in its charter)

Nevada	3231	None
(State or Other Jurisdiction of	(Primary Standard Industrial	(IRS Employer
Incorporation or Organization)	Classification Number)	Identification Number)

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

*

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment 1 to Form 8-K is being filed to comply in material respects with the applicable requirements of the form by including the information required by Item 2.01(f) by reference.  The required information under the reporting requirements of Section 13 or Section 15(d) of the Exchange Act is incorporated into this document by reference to the Form 10-K as filed with the SEC on September 12, 2012.

Item 9.01

Financial Statements and Exhibits

Exhibit 99  Form 10-K, as filed with the SEC on September 12, 2012 (incorporated by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rainbow International Corp.

September 20, 2012	By:	/s/ Donald L. Perks
Donald L. Perks Chief Executive Officer, Chief Financial Officer

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